UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________________________________________________
FORM 8-K
_______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 18, 2023
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Markel Group Inc.
(Exact name of registrant as specified in its charter)
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Virginia	001-15811	54-1959284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4521 Highwoods Parkway, Glen Allen, Virginia 23060-6148
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 747-0136
Not Applicable
(Former name or former address, if changed since last report)
_______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, no par value	MKL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 18, 2023, Markel Group Inc. (the Company), announced a transition in the Company’s Chief Financial Officer. That transition includes the following:

•On December 14, 2023, Teresa S. Gendron, Chief Financial Officer, and the Company mutually agreed on a departure date of December 31, 2023. Ms. Gendron ceased to serve as Chief Financial Officer effective December 18, 2023. Ms. Gendron’s departure is not the result of any disagreement with the Company with respect to any matter relating to the financial controls, financial statements or any other operations, policies or practices of the Company;

•Brian J. Costanzo, Senior Vice President, Finance, Chief Accounting Officer and Controller, has been appointed by the Company’s Board of Directors (the Board) to serve as Chief Financial Officer, effective December 18, 2023; and

•Meade P. Grandis, Managing Director, Accounting Policy and Reporting, has been appointed by the Board to serve as Chief Accounting Officer, effective December 18, 2023.

Mr. Costanzo, age 45, has almost 25 years of accounting, finance and tax experience in the insurance and financial services industries. He has served as the Company's Senior Vice President, Finance, Chief Accounting Officer and Controller since October 3, 2022 and became Chief Financial Officer of the Company’s Insurance operations effective December 1, 2023. He also served as the Company’s principal financial officer on an interim basis from January 1, 2023 to March 20, 2023. Prior to that, Mr. Costanzo served as the Company's Chief Accounting Officer and Controller from June 2021 to October 2022, Controller from November 2019 to June 2021 and Segment Controller - U.S. Insurance from March 2014 to November 2019.

In connection with his appointment as Chief Financial Officer, the Compensation Committee of the Board has approved an employment agreement for Mr. Costanzo, which will have an initial term beginning December 18, 2023 and ending December 31, 2026 and will automatically renew for additional terms of one year unless either party gives 90 days’ notice of non-renewal.

Under his employment agreement:

•Mr. Costanzo will receive an annual base salary of not less than $500,000, subject to annual review;

•Mr. Costanzo will be eligible for an annual cash incentive bonus, subject to performance conditions approved by the Compensation Committee, having a target value equal to not less than 100% of base salary;

•Mr. Costanzo will be eligible for an annual equity incentive award, subject to the approval of the Compensation Committee, having a target grant date value equal to not less than 100% of base salary; and

•If Mr. Costanzo’s employment is terminated by the Company without cause, he voluntarily resigns with good reason following a change in control, or he otherwise voluntarily resigns by virtue of a material breach by the Company, then, provided he complies with the confidentiality, non-competition and non-solicitation covenants in, and other applicable terms and conditions under, his employment agreement, (i) the Company will continue to pay his base salary commencing within 60 days after termination (or beginning six months after termination if certain provisions of Section 409A of the Internal Revenue Code of 1986, as amended, apply) and provide continued coverage under the Company’s group health plan for twelve months, (ii) he will be entitled to a lump sum payment equal to the amount of his target annual cash incentive bonus, payable within 30 days following the first anniversary of the termination date, and (iii) all outstanding granted equity awards held by him will become fully vested as of the termination date, with performance equity awards vesting at the target level.

The other terms of Mr. Costanzo’s employment agreement are substantially the same as those for the Company’s other executive officers and are described in Company’s Proxy Statement for its 2023 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission (SEC) on March 30, 2023, including under the headings “Compensation Discussion and Analysis-Employment Agreements” and “Potential Payments upon Termination or Change in Control.”

Ms. Grandis, age 44, has been with the Company for 13 years and has more than 20 years of experience in financial reporting, accounting, and audit. She has served as the Company’s Managing Director, Accounting Policy and Reporting since February 20, 2023, and served as Senior Director, Accounting Policy and Reporting from August 2019 to February 2023. Prior to that, she was Director, Accounting from April 2015 to August 2019 and Manager, Financial Reporting from June 2010 to April 2015.

In connection with her appointment as Chief Accounting Officer, the Compensation Committee approved the following for Ms. Grandis:

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•Annual base salary of $265,000, subject to annual review;

•Eligibility for an annual cash incentive bonus, subject to performance conditions approved by the Compensation Committee, having a target value equal to 65% of base salary; and

•Eligibility for an annual equity incentive award, subject to the approval of the Compensation Committee, having a target grant date value equal to 35% of base salary.

Neither Mr. Costanzo nor Ms. Grandis has any direct or indirect material interest in any transaction required to be disclosed under Item 404(a) of Regulation S-K of the Exchange Act, nor are any such transactions currently proposed. There are no family relationships between either Mr. Costanzo or Ms. Grandis and any director or executive officer of the Company.

Also effective December 18, 2023, the functions, duties and responsibilities of the Company's:

•Principal financial officer (as set forth by rules adopted under the Exchange Act), including relating to the Company’s periodic reporting on Form 10-Q and Form 10-K and the fulfillment of such functions, duties and responsibilities associated with the accompanying certifications to such filings, as well as the designation of the Company’s principal financial officer, will transition from Ms. Gendron to Mr. Costanzo; and

•Principal accounting officer (as set forth by rules adopted under the Exchange Act), including relating to the Company’s periodic reporting on Form 10-Q and Form 10-K and the fulfillment of such functions, duties and responsibilities associated with the accompanying certifications to such filings, as well as the designation of the Company’s principal accounting officer, will transition from Mr. Costanzo to Ms. Grandis.

A copy of the press release making these announcements is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release issued December 18, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKEL GROUP INC.

December 18, 2023	By:	/s/ Richard R. Grinnan
	Name:	Richard R. Grinnan
	Title:	Senior Vice President, Chief Legal Officer and Secretary
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